SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

(Name of Registrant as Specified In Its Charter)
 The Daruma Funds, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No Fee Required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
 and 0-11.
1)Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
 [   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by
 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:




June 5, 2000

Dear Shareholder:
This document announces the date, time and location of a Special Meeting of Shareholders of the Daruma Mid-Cap
Value Fund, the sole series of The Daruma Funds, Inc. (together the "Fund") It identifies the proposal to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot.
When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund.
PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
RETURN THE ENCLOSED PROXY CARD!
This meeting is critically important.  You are being asked to consider and approve a Plan of Liquidation and Dissolution which would result in the Fund being liquidated and dissolved and the proceeds from your shares of the Fund being distributed to you. The transaction is being proposed because the projected growth in assets of the Fund was not sufficient to continue to offer competitive performance and high quality service to shareholders over the long term. Consequently, after reviewing several options, the Fund's Board of Directors has recommended that it would be in the best interest of the shareholders to terminate the Fund.
Thank you for the confidence you have demonstrated in the Daruma Mid-Cap Value Fund. It has been our constant endeavor to reward your confidence by serving your best interest at all times. We believe that our proposed action is consistent with that objective. We hope that you will read the attached Proxy Statement and vote in favor of the liquidation and dissolution of the Fund.


Sincerely,

/s/
Mariko O. Gordon
President

PROXY STATEMENT
TABLE OF CONTENTS
												Page
Notice of Special Meeting of Shareholders (i)
Information about Voting	1
Liquidation and Dissolution of the Fund	2
Other Information about the Fund	4

Exhibit A - Plan of Liquidation and Dissolution

Daruma Mid-Cap Value Fund
(the sole series of The Daruma Funds, Inc.)
60 East 42nd Street, Suite 1111
New York, NY 10165
(800) 435-5076


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders of the Daruma Mid-Cap
Value Fund a series of  The Daruma Funds, Inc. will be
held at  60 East 42nd Street, Suite 1111, New York, New
York on June 23 , 2000  at  10:00 a.m., Eastern time.
During the Meeting, shareholders of the Daruma Mid-Cap Value Fund will vote on the following proposals:
1.	To approve the liquidation of the Daruma Mid-Cap Value
 Fund and the dissolution of  The Daruma Funds, Inc. pursuant to the proposed Plan of Liquidation and Dissolution; and
2.	To vote in accordance with the views of management
 upon any other matters which may legally come before the
Meeting or any adjournment thereof.
By Order of the Board of  Directors
/s/
Mary B. O'Byrne
Secretary

June 5, 2000


PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.









(i)


PROXY STATEMENT
The Daruma Funds, Inc.
Special Meeting of Shareholders - June 23, 2000

INFORMATION ABOUT VOTING
On what issue am I being asked to vote?
You are being asked to consider and approve a Plan of Liquidation and Dissolution ("Liquidation Plan") under which the Daruma Mid-Cap
 Value Fund would be liquidated and the proceeds distributed to all shareholders in proportion to the value of their shares. The Liquidation Plan also calls for the dissolution of The Daruma Funds, Inc. For purposes of this Proxy Statement, the Daruma Mid-Cap Value Fund and The Daruma Funds, Inc. are referred to together as the "Fund".

The Board of Directors of the Fund is asking you to vote on the proposal to liquidate the Fund. It is expected that this proxy statement and proxy card will be mailed to shareholders on or about June 5, 2000. In addition to solicitations by mail, some of the Fund's officers and employees, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. The Fund's investment manager, Daruma Asset Management, Inc., is paying the cost of soliciting your vote.


THE  BOARD OF DIRECTORS  RECOMMENDS THAT YOU VOTE TO APPROVE THE
LIQUIDATION PLAN.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the attached proxy card. A Proxy Card is, in essence, a ballot.All proxy cards that are properly signed, dated and received prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicated. If you return a signed proxy card but do not specify a choice on the proxy card, your shares will be voted: (1) FOR the liquidation and dissolution of the Fund, pursuant to the proposed Liquidation Plan; and (2) in accordance with the views of management upon any other matters not now known which may legally come before the Meeting or any adjournment thereof.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted either by sending a written revocation addressed to the
 Fund, by submitting a later signed proxy or by attending the Meeting and voting in person.

How many votes are needed to approve the Liquidation Plan?

According to the Fund's Articles of Incorporation , an affirmative vote of a majority of the shares of the Fund entitled to vote on the Liquidation
 Plan is necessary for approval the Liquidation
 Plan. Abstentions will be treated as votes not cast for purposes of determining whether the Liquidation Plan was approved, and, therefore, have the same effect as a vote against the
 Liquidation Plan. However, they will be counted for purposes of determining whether a quorum is present at the Meeting.

Who is eligible to vote?

Shareholders of record at the close of business on June 1, 2000 , will be entitled to vote at this Meeting. Each shareholder is entitled to one vote for each full share and a partial vote for each partial share that they own as of the record date.

On June 1, 2000, the outstanding number of shares of the Fund were 198,106 each of which had a par value of $0.001. The Fund's net assets totaled $2,281,332 and were held by 262 shareholders. As of that date, the Fund's officers and Directors as a group, owned of record and beneficially approximately 24,448 shares or approximately less than 13% of the Fund's total outstanding shares. The following companies and individuals owned more than 5% (9,905 shares) of the outstanding shares of the Fund:

Name and Address of Owner Amount and Nature of Ownership  % of Class

William F. & Donald Gratz TTEEs	27,117.284  shares - Record	13.69%
Treitel-Gratz Co. Inc. Pft. Shs. Tr
U/a/ dtd 1/1/83
13-01 Queens Plaza South
Long Island City, NY 11101

Anthony D'Ottavio		16,218.271 shares - Record	 8.19%
47 East Maple Street
Dallastown, PA 17313

John W. Baackes			13,989.706 shares - Record	7.06%
Capital Area Community Health Plan 403(B)
15 Pateman Circle
Menands, NY 07481

Brian J. Heidtke		11,292.503 shares - Record	 5.70%
585 Sparrowbush Road
Wyckoff, NJ 07481


LIQUIDATION AND DISSOLUTION OF THE FUND
Why is the liquidation being recommended?
On  May 15, 2000, management of the Fund and Daruma Asset Management,
 Inc. (the "Investment Manager"), its investment manager, presented to the Board of Directors a proposal for the liquidation and dissolution of the Fund. In management's view, the Fund's current expense ratio is not competitive without waiver of fees and expense reimbursements by the Investment Manager.
 For example, in the Fund's 1998 and 1999 fiscal years, total expenses represented 2.50% and 2.00%, respectively, of the Fund's average net assets, before waiver of all management fees and payment of expense reimbursements by the Fund's Investment Manager. In each of those years, the Investment Manager's fee waiver and expense reimbursement payments reduced the Fund's total operating expenses to 1.50% of average net assets. Further, the Fund's sales and redemption experience over its forty-five months of operation lead management to believe that the potential for significant cash inflows in the future is not great.
 Without a significant increase in net assets, it is unlikely that the Fund will be able to operate at an efficient expense level without a significant commitment of capital by the Investment Manager. In light of the above, management recommended that the Board vote to liquidate and dissolve the Fund.In light of management's recommendation, the Board on May 15, 2000 unanimously determined that liquidation and dissolution of the Fund was in the best interests of the shareholders and unanimously approved the Liquidation Plan.

What happens if the liquidation is approved?
The Board of Directors  has approved the Liquidation Plan
 set forth in Exhibit A to this proxy statement. If the Shareholders vote to liquidate the Fund, the liquidation will be carried out according to the terms of the
Liquidation Plan.  The terms of the Liquidation Plan
 are summarized here.
1.	Effective Date of the Liquidation Plan and
 Cessation of the Fund's Business as an Investment Company.
  The Liquidation Plan will become effective on the date that it is adopted and approved by an affirmative vote of a majority of the votes of all shares of the Fund entitled to be cast (the "Effective Date"). Following this approval, the Fund will cease making new investments of its assets in accordance with its investment objective and begin the process of disposing of its portfolio securities in order to convert its assets to cash. The Fund will not engage in any business activities except to dispose of its portfolio securities and to distribute its assets to its shareholders (after it pays in full its creditors) and to wind up its affairs.  (See
 the Plan at Sections 1-3 and 5)
2.	Closing of Books and Restriction of Transfer and
 Redemption of Shares.  On the Effective Date, the books
 of the Fund will be closed and the shareholders'
proportionate interests in the Fund will be fixed.
  (See the Plan at Section 4)
3.	Liquidating Distribution.  As soon as possible after
 the Fund has disposed of its portfolio securities, the Fund will mail to each shareholder: (1) a distribution amount equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. (See the Plan at Section 7)

4.	Expenses.  Daruma Asset Management, Inc., the Fund's
 Investment Manager, will pay the expenses incurred in carrying out the Liquidation Plan. Before the liquidating distribution is mailed to shareholders, the Fund will pay other expenses and liabilities incurred (or expected to be incurred) by the Fund before the distribution. (See the Plan at Sections 6 and 8)
 5.	Continued Operation of The Daruma Funds, Inc.  After
the liquidating distribution is mailed to shareholders, the
 Board will continue in office until The Daruma Funds, Inc.
is dissolved in accordance with the laws of the State of Maryland and deregistered as an investment company with the U.S. Securities and Exchange Commission. The Board will have the authority to authorize variations from, or changes to, the Liquidation Plan if appropriate to accomplish the liquidation and dissolution.  (See the
 Plan at Sections 9 and 10.)
What will I receive when the Fund is liquidated?
If the Liquidation Plan is approved, you will receive a distribution in an amount equal to your interest in the net assets of the Fund as determined on the Effective Date.

What are the general tax consequences of the liquidation?

You will recognize a capital gain or loss on the liquidating distribution equal to the difference between your basis in the Fund shares and the proceeds received. For each individual shareholder, such gain or loss will be short-term if the Fund shares were held one year or less on the date of the liquidating distribution; or long-term if held more than one year on the date of the liquidating distribution.
Net short-term gains of individuals are taxed at the same rate as ordinary income; and, net long-term gains are taxed at the maximum tax rate of 20%.


What if the liquidation is not approved?
If the shareholders do not approve the Liquidation Plan, the Fund will temporarily continue to operate as an open-end registered management investment company and will again offer its shares and invest its assets in accordance with its stated objectives and policies.
The Board will then consider other alternatives for the future of the Fund.

Will any other matters be presented at the Meeting?

The Board is not aware of any other matters to be
 presented at this Meeting. If any other matters are properly presented at the Meeting, the proxy holders will vote in accordance with the views of management.

OTHER INFORMATION ABOUT THE FUND
The Daruma Funds, Inc. was organized as a business corporation under the laws of Maryland on May 13, 1996, and consists of a single series, the Daruma Mid-Cap Value Fund, which commenced operations on August 16, 1996. The Fund's investment objective is long-term capital appreciation by investing primarily in the common stocks of medium capitalization companies.
	The Fund's most recent Annual Report and
Semi-Annual Report to shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Fund at the address and telephone number shown on the Notice.

	Any shareholder who wishes to submit a proposal
 for consideration by shareholders at any future meeting
may do so by submitting the proposal in writing to the
Fund at the address shown in  the Notice.  The Daruma
Funds, Inc. is organized as a Maryland corporation, and
ordinarily does not hold annual shareholders meetings.
Any proposal meeting guidelines of the Securities and
Exchange Commission that is received a reasonable time
 in advance of the preparation of material relating to
a future shareholder meeting will be included in
the proxy material.
	The Fund's investment manager is Daruma Asset
 Management, Inc., located at 60 East 42nd Street,
Suite 1111, New York, New York.   The Fund's administrator
 is American Data Services, Inc., is located at 150
Motor Parkway, Suite 109, Hauppauge, New York.



By Order of the Board of  Directors

/s/
Mary B. O'Byrne
Secretary

Dated:   June 5, 2000

	Exhibit A
The Daruma Funds, Inc.
Plan of Liquidation and Dissolution
The following Plan of Liquidation and Dissolution ("Plan") of
  The Daruma Funds, Inc. (the "Company"), a business corporation incorporated and existing under the laws of the State of Maryland and an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Company in conformity with the laws of the State of Maryland. The Company consists of a single series, the Daruma Mid-Cap Value Fund (the "Fund"). The outstanding voting shares of the Fund constitute all of the outstanding voting shares of the Company.WHEREAS, on
 May 15, 2000, the Company's Board of  Directors
unanimously determined that it is in the best interest
of the Company and its shareholders to liquidate and
dissolve the Company and has considered and adopted
this Plan as the method of liquidating and dissolving
 the Company and has directed that this Plan be submitted
 to shareholders of the Company for approval;
NOW, THEREFORE, the liquidation and dissolution of the
Company shall be carried out in the manner hereinafter
set forth: Effective Date of Plan.  The Plan shall be
and become effective only upon the approval, by the
affirmative vote of a majority of the votes of shares
 of the Company entitled to be cast.  The day of such
 approval by shareholders is hereinafter called the
 "Effective Date."
1.	Dissolution.  As promptly as practicable,
 the Company shall be dissolved in accordance with the laws
 of the State of Maryland.
 2.	Cessation of Business.  After the Effective Date
of the Plan, the Company shall cease its business as an
 investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets
 and distributing its remaining assets of each class
ratably among the shareholders of the outstanding
shares of that class, in accordance with the provisions
of the Plan, after discharging or making reasonable
provision for the Company's liabilities.
3.	Restriction of Transfer and Redemption of Shares.
The proportionate interests of shareholders in the assets
of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date of the Plan.  On the Effective Date, the books of the Company
shall be closed.  Thereafter, unless the books are reopened
 because the Plan cannot be carried into effect, the shareholders' respective interests in the Company's assets shall not be transferable by the negotiation
of share certificates or otherwise.
4.	Liquidation of Assets and Payment of Debts.
As soon as is reasonable and practicable after the
Effective Date, all portfolio securities of the
Company shall be converted to cash or cash equivalents.
 As soon as practicable after the Effective Date, the
Company shall pay, or make reasonable provision to pay,
 in full all claims and obligations, including all
contingent, conditional or unmatured claims and
obligations, known to the Company and all claims
 and obligations which are known to the Company
but for which the identity of the claimant is unknown.
5.	Liquidating Distribution.  As soon as possible
after the Effective Date, the Company shall mail to each
 shareholder of record on the Effective Date: (1) a
liquidating distribution equal to the shareholder's
proportionate interest in the net assets of the Company;
 and (2) information concerning the sources of the
liquidating distribution.  Any accrued income or
gains will be distributed as part of the liquidation
 distribution.  Upon the mailing of the liquidating
distribution, all outstanding certificated and
uncertificated shares of the Company will be deemed
canceled.  Shareholders in possession of certificated
 shares of the Company will not be required to
surrender their certificates to complete the
liquidating distribution.
6.	Management and Expenses of the Company
Subsequent to the Liquidating Distribution.
Daruma Asset Management, Inc. (the "Adviser") shall
 bear the expenses incurred in carrying out this Plan
 including, but not limited to, printing, legal,
accounting, custodian and transfer agency fees,
and the expenses of reports to or meeting of shareholders.
7.	Articles of Dissolution.  Upon completion of the
Liquidating Distribution, the  Directors shall cause Articles of Dissolution to be filed in accordance with  the laws of
the State of Maryland.
 8.	Deregistration as an Investment Company.  Upon
completion of the Liquidating Distribution, the Directors
 shall cause to be filed with the SEC an application for
an order declaring that the Company has ceased to be an
investment company.
9.	Power of Board of  Directors.  The Board, the
 directors and the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any trustee or any officer of the Company shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.
The Board of Directors shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Company, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland.



Dated: May 15, 2000


SPECIAL MEETING OF SHAREHOLDERS
DARUMA MID-CAP VALUE FUND
(the sole series of The Daruma Funds, Inc.)

 June 23, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints __________________ , and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Daruma Mid-Cap
Value Fund  (the "Fund") which the undersigned is entitled
 to vote at the Fund's Special Meeting to be held at 60
East 42nd Street, Suite 1111, New York, New York at
10:00 a.m., Eastern time on June 23, 2000, including any adjournment thereof (the "Meeting), upon such business as may properly be brought before the Meeting.

No. 1 To approve the liquidation of the Daruma Mid-Cap Value Fund and the dissolution of The Daruma Funds, Inc., pursuant to the proposed Plan of Liquidation and Dissolution.

FOR				AGAINST			ABSTAIN



No. 2
To vote in accordance with the views of management upon any other matters which may legally come before the Meeting or any adjournment thereof.

GRANT				WITHHOLD



Please indicate your proposal selections by placing an "X" in the appropriate box.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

This proxy is solicited on behalf of the Board of Directors of The Daruma Funds, Inc. (the "Company") It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the liquidation and dissolution of the Company and its sole series, Daruma Mid-Cap Value Fund pursuant to the Plan of Liquidation and Dissolution. If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. The management is not aware of any such matters.

Dated:





Signature			Signature
Print Name                      Print Name

Note:  Please sign exactly as your name appears on the proxy.
 If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

IMPORTANT:  PLEASE SIGN AND SEND YOUR PROXY. . . TODAY!
You are urged to date and sign the attached proxy and return it promptly. This will help save the expense of follow-up letters to shareholders who have not responded.
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